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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS





                  As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated September 11, 2000 included in Wallace Computer Services, Inc.'s form 10-K for the year ended July 31, 2000, and to all references to our firm included in this Registration Statement.



ARTHUR ANDERSEN LLP


Chicago, Illinois
April 6, 2001